WARRANT AMENDMENT AGREEMENT

This WARRANT AMENDMENT AGREEMENT (this “Amendment”), dated as of February 21, 2014, by and among Senesco Technologies, Inc., a Delaware corporation (the “Company”), and the investors listed on the signature pages attached hereto (the “Holders”).

WHEREAS, on December 16, 2013, the Company issued to the Holders those certain Common Stock Purchase Warrants to purchase shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), with an exercise price of $4.00 per share and a term of six months (the “Original Series B Warrants”);

WHEREAS, pursuant to Section 5(l) of the Original Series B Warrants, the Original Series B Warrants may be amended only with the written consent of the Company and the Holders holding at least 51% in interest of the Original Series B Warrants outstanding at the time; and

WHEREAS, to induce the exercise of the Original Series B Warrants, the Company and the Holders now desire to amend the Original Series B Warrants to, among other things, reduce the exercise price of the Original Series B Warrants.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Amendment and Restatement. Effective upon the Effective Date (as defined below), each Original Series B Warrant issued to the Holders shall be amended and restated in the form of the Restated Series B Warrant attached hereto as Exhibit A (the “Restated Series B Warrant”); for clarity, each Original Series B Warrant issued to an investor that is not a signatory to this Amendment shall remain unchanged as a result of this Amendment.

2. Effective Date. This Amendment shall become effective upon execution by the Company and Holders holding at least 59% in interest of the Original Series B Warrants outstanding at the time (referred to herein as the “Effective Date”).

3. This Amendment shall be enforced, governed and construed in all respects in accordance with the laws of the State of New York and shall be binding upon the Holders, the Holders’ heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company, its successors and assigns

4. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument, and may be executed by facsimile signatures.

* * * * * * *

IN WITNESS WHEREOF, this Amendment has been duly executed by the parties hereto as of the date first written above.

SENESCO TECHNOLOGIES, INC.

By:
Name:
Title:

HOLDER:

By:
Name:
Title:

[SIGNATURE PAGE TO THE SERIES B WARRANT AMENDMENT AGREEMENT]

EXHIBIT A

RESTATED SERIES B WARRANT

[SIGNATURE PAGE TO THE SERIES B WARRANT AMENDMENT AGREEMENT]